SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

DATATRAK International, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-20699	34-1685364

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6150 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 443-0082

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

On February 25, 2004, DATATRAK International, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the three and twelve months ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1.

In addition, on February 25, 2004, the Company held an earnings conference call relating to its financial results for the three and twelve months ended December 31, 2003. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.

Date: March 2, 2004	By:	/s/ Terry C. Black

Terry C. Black
Vice President of Finance, Chief Financial
Officer, Treasurer and Assistant Secretary

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release, dated February 25, 2004.

99.2	Transcript of February 25, 2004 earnings conference call.

E-1